                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2001
                ------------------------------------------------

                              HANOVER DIRECT, INC.
                 ----------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            ------------------------
                            (COMMISSION FILE NUMBER)

                    DELAWARE                                              13-0853260
          ----------------------------                              ----------------------
          (STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
                OF INCORPORATION)                                   IDENTIFICATION NUMBER)

              1500 HARBOR BOULEVARD
              WEEHAWKEN, NEW JERSEY                                          07087
          ----------------------------                                    ----------
              (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
               EXECUTIVE OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


 -------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 9.  REGULATION FD DISCLOSURE.

On August 14, 2001, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the 13 and 26 weeks ended June 30, 2001. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.


EXHIBITS

Exhibit 20.1 Press Release dated August 14, 2001, announcing operating results for the 13 and 26 weeks ended June 30, 2001.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HANOVER DIRECT, INC.
                                           ------------------------------------
                                                        (Registrant)

August 14, 2001                            By:   /s/ Brian C. Harriss
                                           ------------------------------------
                                           Name:   Brian C. Harriss
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer